Financial Statements



Young Adult Marketing Divisions
(Operating Divisions of
American Passage Media Corporation)



Years ended June 30, 1996 and 1995
with Report of Independent Auditors



































Young Adult Marketing Divisions
(Operating Divisions of American Passage Media Corporation)


Financial Statements


Years Ended June 30, 1996 and 1995



Contents


Report of Independent Auditors

Audited Financial Statements

Balance Sheets
Statements of Income
Statements of Cash Flows
Notes to Financial Statements































Report of Independent Auditors


The Board of Directors
Young Adult Marketing Divisions

We have audited the accompanying balance sheets of the Young Adult Marketing Divisions (operating divisions of American Passage Media Corporation) as of June 30, 1996 and 1995, and the related statements of income and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly, in all material respects, the financial position of the Young Adult Marketing Divisions (operating divisions of American Passage Media Corporation) at June 30, 1996 and 1995, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


                                             Ernst & Young LLP
Seattle, Washington
July 30, 1996

















Young Adult Marketing Divisions
(Operating Divisions of American Passage Media Corporation)


Balance Sheets


                                                  June 30
Assets                                       1996         1995
                                          _______________________
Current assets:
   Accounts receivable, less allowance
      for doubtful accounts of $72,221
      (1995 - $85,628)                   $1,370,651   $1,218,975
   Prepaid expenses                          32,423       11,807
                                         _______________________

Total current assets                      1,403,074    1,230,782

Furniture, fixtures, and equipment,
   net of accumulated depreciation of
   $91,661 (1995 - $77,721)                  49,707       36,967
                                         _______________________

Total assets                             $1,452,781   $1,267,749
                                         _______________________
                                         _______________________

Liabilities
Current liabilities:
   Accounts payable                      $1,560,288   $1,618,355
   Accrued expenses                         229,348      295,898
   Deferred revenues                        464,890      303,519
                                         ________________________

Total liabilities                         2,254,526    2,217,772
Divisional deficiency of assets            (801,745)    (950,023)
                                         _______________________
Total liabilities and deficiency
   of assets                             $1,452,781   $1,267,749
                                         _______________________
                                         _______________________





See accompanying notes.






Young Adult Marketing Divisions
(Operating Divisions of American Passage Media Corporation)


Statements of Income


                                            Year Ended June 30
                                             1996         1995
                                         ________________________

Net revenues                             $5,802,209    $5,048,231
Cost of revenues                          2,727,246     2,484,272
                                         ________________________

Gross margin                              3,074,963     2,563,959

Operating expenses:
   Selling, general, and
      administrative                      1,905,535     1,987,050
   Corporate administrative
      (Note 3)                              251,728       236,665
                                         ________________________

                                          2,157,263     2,223,715
                                         ________________________

Net income                               $  917,700     $ 340,244
                                         ________________________
                                         ________________________









See accompanying notes.














Young Adult Marketing Divisions
(Operating Divisions of American Passage Media Corporation)


Statements of Cash Flows



                                            Year Ended June 30
                                             1996         1995
                                         _______________________

Net income                               $  917,700   $  340,244
Adjustments to reconcile income to
   net cash flow from operations:
      Depreciation                           13,723       12,238
      Changes in operating assets and
        liabilities:
        (Increase) decrease in accounts
           receivable                      (151,676)     380,108
        Increase in prepaid expenses        (20,616)     (11,807)
        Decrease in accounts payable and
           accrued expenses                (124,617)     (23,855)
        Increase in deferred revenues       161,370      222,318
                                         ________________________

Net cash flows from operations              795,884      919,246

Investing activity - purchases of furni-
   ture, fixtures, and equipment            (26,463)     (16,878)

Financing activity - net cash outflow
   to the Company                          (769,421)    (902,368)
                                         ________________________

Net change in cash                                0            0

Cash, beginning of year                           0            0
                                         ________________________

Cash, end of year                        $        0   $        0
                                         ________________________
                                         ________________________




See accompanying notes.





                    Young Adult Marketing Divisions
     (Operating Divisions of American Passage Media Corporation)


                    Notes to Financial Statements


                              June 30, 1996


1.   Organization and Basis of Presentation

On June 7, 1996, American Passage Media Corporation (the Company) reached agreement with Network Event Theatre, Inc. (NET) to sell certain divisions of the Company, including the following:
College Newspapers, Campus Postering, Gymboards, Spring Break, and the national sales group of The Directory of Classes (the Divisions). These divisions are included in a group that is collectively referred to as the Young Adult Marketing divisions. The Divisions provide national advertisers with media services to facilitate the targeting of specific market segments. The principal media services provided by the Divisions include advertising placement in college newspapers, campus postering, event marketing at college campuses, and sales of national advertising in college and university class directories.

These financial statements have been prepared as if the Divisions had operated as independent, standalone entities for all periods presented. Such divisional financial statements have been prepared using the historical basis of accounting and include all of the assets, liabilities, revenues and expenses, and cash flows of the Divisions previously included in the Company's financial statements.

In accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 55 ("SAB 55"), these statements have been adjusted to include certain corporate expenses incurred by the Company on the Divisions' behalf. The financial statements may not necessarily present the Divisions' financial position, results of operations, and cash flows if the Divisions were a standalone entity.

2.   Summary of Significant Accounting Policies

Furniture, Fixtures, and Equipment

Furniture, fixtures, and equipment are recorded at cost. Depreciation is provided using the straight-line and accelerated methods based on estimated useful lives ranging from two to ten years. Expenditures for major remodeling and improvements are capitalized as leasehold improvements and amortized over the shorter of the life of the lease (including option period if exercised) or the life of the asset. Leased assets are recorded

                    Young Adult Marketing Divisions
     (Operating Divisions of American Passage Media Corporation)

               Notes to Financial Statements (continued)

2.   Summary of Significant Accounting Policies (continued)

at cost and are amortized on a straight-line basis over the lesser of the related lease terms or their economic lives.
Amortization expense is included with depreciation expense.


Income Taxes

The Company operates under Subchapter S of the Internal Revenue Code and, consequently, is not subject to federal income tax; the stockholders include the Company's income or loss in their own income for tax purposes. For income tax purposes, the Company has a December 31 year-end. The Divisions are included in the Company's income tax reporting.


Concentration of Credit Risks

Substantially all of the Divisions' accounts receivable and revenues are generated from customers in the advertising industry. The Divisions perform ongoing credit evaluations of their customers and generally do not require collateral. The Divisions maintain accounts receivable allowances for potential credit losses, and such losses have been within management's expectations.


Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions which affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.














                    Young Adult Marketing Divisions
     (Operating Divisions of American Passage Media Corporation)

               Notes to Financial Statements (continued)


3.   Corporate Allocations

The Company provides services to the Divisions, including general management, accounting, treasury, tax, financial audit and reporting, benefits administration, insurance, information systems management, accounts receivable and credit, and accounts payable functions. These corporate administrative costs were not historically allocated to individual divisions. In accordance with SAB 55, the Company has allocated a portion of these expenses to the Divisions. For purposes of these financial statements, the above corporate costs have been allocated based on the percentage of time corporate administrative personnel were estimated to spend on the Young Adult Marketing divisions. Such allocations and corporate charges totaled $251,728 and $236,665 for the years ended June 30, 1996 and 1995, respectively.

Management believes that the basis used for allocating corporate administrative services is reasonable. However, the amounts included in these allocations may differ from those that would result from transactions among unrelated parties. In addition, these allocations were not based on specific costs attributable to the Divisions and may not be representative of actual costs that would have been incurred if the Divisions had been operating independently.
























                    Young Adult Marketing Divisions
     (Operating Divisions of American Passage Media Corporation)

                    Notes to Financial Statements (continued)


4.   Revenues and Directing Operating Expenses-by Division


A breakdown of the gross margin earned by each of the divisions for the year ended June 30, 1996 and 1995 is as follows:





























 Year Ended           College       Campus                                      Sales
June 30, 1996       Newspapers     Postering    Gymboards    Spring Break    Commissions     Total
_____________       ________________________________________________________________________________

Net revenues        $2,506,244    $1,816,688    $1,075,754    $  209,300    $  194,223    $5,802,209
Costs of revenues      692,010     1,182,725       701,915       150,596             -     2,727,246
                    ________________________________________________________________________________

Gross margin        $1,814,234    $  633,963    $  373,839    $   58,704      $194,223    $3,074,963
                    ________________________________________________________________________________
                    ________________________________________________________________________________

 Year Ended
June 30 1995
_____________

Net revenues        $1,855,674    $1,739,971    $1,122,745      $142,195      $187,646    $5,048,231
Costs of revenues      594,973     1,213,970       551,608       123,721             -     2,484,272
                    ________________________________________________________________________________

Gross margin        $1,260,701    $  526,001    $  571,137      $ 18,474      $187,646    $2,563,959
                    ________________________________________________________________________________
                    ________________________________________________________________________________










                    Young Adult Marketing Divisions
     (Operating Divisions of American Passage Media Corporation)

               Notes to Financial Statements (continued)


5.   Savings Plan

The Divisions are included in the Company's 401(k) savings plan, which covers all employees with at least six months of service. The Company, at its discretion, matches employee contributions. The Divisions' share of the Company's contributions was $10,870 and $7,119 for 1996 and 1995, respectively.